POWER OF ATTORNEY

	Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard A. Lammert, Esq. and Brian R. Yoshida, Esq., signing singly, the undersigned's true and lawful attorney in fact to:

(1)		execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director or affiliate of M&T Bank Corporation (the "Company"),
Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange
Act of 1934 and the rules thereunder; and

(2)		do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority.

	The undersigned hereby grants to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys in fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys in fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of April, 2003.



                /s/Michael D. Buckley
		______________________
		Michael D. Buckley